NEBCO EVANS HOLDING COMPANY                    EXHIBIT D TO DISCLOSURE STATEMENT
Consolidated Balance Sheet                             PRELIMINARY AND UNAUDITED
(IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                    DECEMBER 25,   DECEMBER 26,
                                                                                      1999           1998
                                                                                    -----------    -----------
                                                                                     (UNAUDITED)
Current assets:
Cash and cash equivalents                                                           $     2,960    $    37,646
Accounts receivable                                                                      54,747         55,402
Undivided interest in accounts receivable trust                                         156,760        208,451
Allowance for doubtful accounts                                                         (41,097)       (23,852)
Inventories                                                                             283,204        292,255
Other current assets                                                                     25,497         14,196
                                                                                    -----------    -----------
        Total current assets                                                            482,071        584,098
Property and equipment - net                                                            286,975        235,426
Intangible assets, net                                                                   53,375      1,087,079
Other noncurrent assets                                                                  27,992         29,209
                                                                                    -----------    -----------
                                                                                    $   850,413    $ 1,935,812
                                                                                    ===========    ===========


Current liabilities:
Current portion of long-term debt                                                   $    31,017    $     8,768
Accounts payable                                                                        667,702        700,105
Accrued and other current liabilities                                                   169,163        183,764
                                                                                    -----------    -----------
        Total current liabilities                                                       867,882        892,637
Long-term debt                                                                        1,364,253        979,416
Other noncurrent liabilities                                                             78,885         85,006
11 1/4% Senior redeemable exchangeable preferred stock, $.01 par value per              294,937        262,107
        share; 8,000,000 shares authorized, 3,031,038 shares outstanding
Stockholders' deficit

        8% Senior convertible preferred stock, $.01 par value per share; 300
          shares authorized, 235 shares outstanding, $2,350,000 liquidation value         2,350          2,350
        20% Junior preferred stock, $.01 par value per share; 100,000 shares
          authorized, 10,000 shares outstanding, $10,000,000 liquidation value            6,031           --
        Preferred stock, $.01 par value per share; 21,900,000 shares authorized,
          none outstanding                                                                 --             --
        Class A nonvoting common stock, $.01 par value per share; 1,000,000
          shares authorized, none outstanding                                              --             --
        Class B voting common stock, $.01 par value per share; 14,000,000 shares authorized, 10,008,241 and 8,241,000 outstanding at
          December 25, 1999 and December 26, 1998, respectively                             100             82
        Class C nonvoting common stock, $.01 par value per share; 5,000,000
          shares authorized, none outstanding                                              --             --
        Paid-in capital                                                                    --             --
        Accumulated deficit                                                          (1,764,025)      (285,786)
                                                                                    -----------    -----------
        Total stockholders' deficit                                                  (1,755,544)      (283,354)
                                                                                    -----------    -----------
                                                                                    $   850,413    $ 1,935,812
                                                                                    ===========    ===========


Note: The entities included in the consolidated financial statements of Nebco Evans Holding Company are the same as those included in the consolidated financial statements of "AmeriServe Food Distribution, Inc., et al" -see Exhibit E to the Disclosure Statement.

NEBCO EVANS HOLDING COMPANY                    EXHIBIT D TO DISCLOSURE STATEMENT
CONSOLIDATED STATEMENT OF OPERATIONS                   PRELIMINARY AND UNAUDITED
(IN THOUSANDS)

                                                    FOR THE FISCAL YEAR ENDED
                                                  -----------------------------
                                                  DECEMBER 25,     DECEMBER 26,
                                                     1999             1998
                                                   -----------      -----------
                                                   (UNAUDITED)

Net sales                                          $ 8,906,205      $ 7,420,951
Cost of goods sold                                   8,185,755        6,740,926
                                                   -----------      -----------
Gross Profit                                           720,450          680,025
Distribution, selling and administrative               711,430          560,696
Depreciation of property and equipment                  54,914           31,500
Amortization of intangible assets                       55,837           34,074
Impairment of long-lived assets                      1,038,594             --
Restructuring and other unusual costs                  159,043           90,087
                                                   -----------      -----------
Operating loss                                      (1,299,368)         (36,332)
                                                   -----------      -----------
Other income(expense):
Interest expense, net                                 (113,975)         (90,824)
Loss on sale of accounts receivable                    (30,047)         (24,906)
Interest income - affiliates                             1,164            1,335
                                                   -----------      -----------
                                                      (142,858)        (114,395)
Loss before income taxes                            (1,442,226)        (150,727)
Provision for income taxes                               1,946            1,563
                                                   -----------      -----------
Net loss                                           $(1,444,172)     $  (152,290)
                                                   ===========      ===========


Note: The entities included in the consolidated financial statements of Nebco Evans Holding Company are the same as those included in the consolidated financial statements of "AmeriServe Food Distribution, Inc., et al" -see Exhibit E to the Disclosure Statement.

NEBCO EVANS HOLDING COMPANY                    EXHIBIT D TO DISCLOSURE STATEMENT
CONSOLIDATED STATEMENTS OF CASH FLOWS                  PRELIMINARY AND UNAUDITED
(In thousands)


                                                                                           FOR THE FISCAL YEAR ENDED
                                                                                           --------------------------
                                                                                           DECEMBER 25,  DECEMBER 26,
                                                                                             1999            1998
                                                                                           -----------    -----------
                                                                                           (UNAUDITED)
Operating activities:
        Net loss                                                                           $(1,444,172)   $  (152,290)

        Adjustments to reconcile net loss to net cash provided by (used for) operating activities:

                Depreciation & amortization                                                    110,751         65,574
                Interest accreted on subordinated debt                                           8,372          7,425
                Impairment of property, equipment and other assets                           1,033,268         17,880

        Change in assets and liabilitities, net of effect of business acquired:

                Accounts receivable and undivided interest in accounts receivable trust         29,744        (55,678)
                Inventories                                                                      9,041          8,908
                Prepaid expenses and other current assets                                      (12,218)        13,382
                Accounts payable                                                               (35,116)        47,176
                Accrued liabilities                                                             18,176          7,909
                Payments charged to restructuring reserves                                     (25,390)       (14,944)
                Noncurrent liabilities                                                         (46,198)       (25,252)
                Other                                                                           13,559        (27,347)
                                                                                           -----------    -----------

        Net Cash flows used by operating activities                                           (340,183)      (107,257)

Investing activities:
                Business acquired, net of cash acquired                                             --       (313,501)
                Capital expenditures                                                           (69,804)       (68,534)
                Proceeds from disposal of property and equipment                                45,112          1,763
                Amount received from parent and affiliates                                      60,139         13,693
                Amount paid to parent and affiliates                                           (60,305)       (19,476)
                                                                                           -----------    -----------

        Net Cash flows used in investing activities                                            (24,858)      (386,055)

FINANCING ACTIVITIES:
                Proceeds from issuance of common stock                                           5,000             --
                Proceeds from issuance of long-term debt                                       227,034             --
                Proceeds from sale of accounts receivable                                       40,000        220,000
                Proceeds from issuance of senior redeemable exchangeable preferred stock            --        250,000
                Net repurchase of senior redeemable exchangeable preferred stock               (10,000)            --
                Proceeds from issuance of junior preferred stock                                10,000             --
                Redemption of preferred stock                                                       --       (153,571)
                Dividends on preferred stock                                                      (188)          (188)
                Debt financing fees incurred                                                   (25,526)       (10,000)
                Net increase in borrowings under revolving line of credit                      105,100          4,000
                Repayments of capital leases and long-term debt                                (21,065)       (10,733)
                                                                                           -----------    -----------

        Net Cash flows provided by financing activities                                        330,355        299,508

                                                                                           -----------    -----------
Net (Decrease) Increase in cash and cash equivalents                                           (34,686)      (193,804)

Cash and cash equivalents at beginning of year                                                  37,646        231,450
                                                                                           -----------    -----------

Cash and cash equivalents at end of year                                                   $     2,960    $    37,646
                                                                                           ===========    ===========

Note: The entities included in the consolidated financial statements of Nebco Evans Holding Company are the same as those included in the consolidated financial statements of "AmeriServe Food Distribution, Inc., et al" - see Exhibit E to the Disclosure Statement.